Strategic Update
Conference Call

September 21, 2007

“Statements in this presentation and conference call that set forth expectations or predictions are based on facts and situations that are known to us as of today, September 21, 2007.

“Actual results may differ materially, due to risks and uncertainties, such as those described on pages 16-22 of the Form 10-K in our
2006 annual report and our other subsequent filings with the SEC.
Statements in this presentation and conference call are not
guarantees of future performance.”

Disclosure

2007 Update

Key Takeaways from Strategic Plan

Economic Environments

Inside the Supply Chain

Targeted Real Estate Investment

Leveraging our Financial Strength

Call Agenda

Real Estate:               20 - 25%

Transportation:          8 – 13%

3Q Earnings webcast
scheduled for 10/26
from Shanghai

2007 Business Outlook

2007 Update

Key Takeaways from Strategic Plan

Economic Environments

Inside the Supply Chain

Targeted Real Estate Investment

Leveraging our Financial Strength

Call Agenda

Strategic Plan Overview

Biennial strategic plan complete

Six-month iterative process from ground up

Solid growth prospects characterize plan

Key goal is to sustain growth in shareholder value

Common Strengths

Growing with what we know

Established brands and expertise are
essential to growth initiatives

Strong asset base and competitive positions

Debt capacity and projected cash flows will
again provide opportunities

Growth with a balanced risk profile

Key Elements of our Plan

Capitalize on investment opportunities caused by
less robust economic environments

Build on increasing international transportation
perspective and reputation

Pursuing “door-to-door” via logistics and RE

Exploring additional “port-to-port” strategies

Develop opportunities on U.S. mainland

Increase commitment to grow commercial portfolio
via land monetization

Maintain position of strength in Hawaii

Creating Shareholder Value

*Through September 14, 2007. ALEX vs. indices in basis points.

+130

+40

+1440

A&B vs. SPREIT

19.6

17.6

1.8

SPREIT Index

+ 320

+ 260

+ 650

A&B vs. TRAN

17.7

15.4

9.7

TRAN Index

   12.8

  11.6

   14.9

S&P 500 (SPX)

+ 810

  + 640

  + 130

A&B  vs.  S&P

  18.0

3 Yr

   20.9

     16.2

ALEX

5 Yr

1 Yr

(Total Shareholder Return %)

Shareholder Value Objectives

10 – 12% annual earnings growth – non-linear

Commitment to sustained dividend growth

Opportunistic share repurchases

Focused growth in higher-value segments

2007 Update

Key Takeaways from Strategic Plan

Economic Environments

Inside the Supply Chain

Targeted Real Estate Investment

Leveraging our Financial Strength

Call Agenda

Economic Environment/Opportunities
Hawaii Transportation

Economic growth plateau;
container/auto volumes flat

Continued Matson strength
and market depth

Manage costs, seek reductions

Fleet deployment efficiency

Economic Environment

Opportunities

Economic Environment/Opportunities
Hawaii Real Estate

Residential markets cyclically impacted

Modest to moderate impact on development pipeline

Commercial markets robust and stable

Continued supply constraint in all asset classes

Investment opportunities may accelerate

Economic Environment

Opportunities

Economic Environment/Opportunities
Real Estate Scenarios & Response

Modest impact on residential sales through 2008

Greater impact if prolonged to 2009 and beyond

Good environment for opportunistic investments

Little impact on short/mid-term performance

Investment environment remains challenging

III.           Residential and commercial markets stable

Note: Entitlement velocity relatively independent of market cycles

II.            Rise in commercial cap rates

Turnover of commercial properties sales might slow

Better environment for long-term investments

+

-

+

-

=

-

+

I.               Contraction in residential markets

Economic Environment/Opportunities
International

Global trade prospects strong

Asian economies projected to expand by 8% in 2007, 2008

China economy strong

PRC projected to expand by 9% from 2007 - 2011

Guam outlook positive with military influx

$10B military build-up for 8K Marines

$2.6B infrastructure build-out

Economic Environment

Opportunities

Expand Asian business model

Guam infrastructure/real estate

Economic Environment/Opportunities
United States

MIL markets/volumes

Short-term weakness

Long-term expansion

Real Estate backbone to global trade

Supply chain outsourcing growing

Well-located logistics properties
                increasingly valuable

Logistics/Real Estate links forming

Leasing portfolio

MIL offices/network

Economic Environment

Opportunities

2007 Update

Key Takeaways from Strategic Plan

Economic Environments

Inside the Supply Chain

Targeted Real Estate Investment

Leveraging our Financial Strength

Call Agenda

Inside the Supply Chain
Evolution versus Revolution

Value creation shifts from “port-to-port” to “door-to-door”
based on ALEX asset, market and financial strength

Port to Port
Matson Navigation

China/Asia

Port to DC
Matson
Integrated
Logistics

DC to Retail
Matson Global

United States

DC to Port
Matson
Integrated
Logistics

Factory to
Distribution Center
Matson Global

PORT

PORT

Inside the Supply Chain
China Service – Port to Port

Reaching full capacity with
current deployment

Growing yields primary focus:
progress in 2007

Exploring other port to port
options

Inside the Supply Chain
Matson Integrated Logistics – Domestic Port to Door

Rail                Highway             Expedited              Specialty           Warehousing

Favorable Industry
Growth

Core Competency

(A&B Properties
Warehousing)

Acquisition Appetite

Inside the Supply Chain
Matson Global Distribution Services – Door to Door

Asia

Warehousing

NVOCC

Freight Forwarding

Inland Transportation

United States

Guaranteed China-U.S.

Deconsolidation/Transload

Warehousing

Value Added Services

NVOCC/Freight Forwarding

Network Design

Local Distribution

A Rising Guam Market

Military redeployment provides opportunity

Rising volume tide evidenced in 2007

Significant infrastructure requirements

Potential to grow as transshipment center

2007 Update

Key Takeaways from Strategic Plan

Economic Environments

Inside the Customer Supply Chain

Targeted Real Estate Investment

Leveraging our Financial Strength

Call Agenda

Targeted Real Estate Investments

Earn

Operate, realize value of current development
pipeline investments & leasing portfolio

Grow

Dedicated development expansion; Hawaii first,
mainland second, but increasing

Allocate

Leasing portfolio expansion from land monetization

Continued use of 1031 exchange

Targeted Real Estate Investments
Development Pipeline – Earn

137

31

 SF/MF Homes

 J.V.

Ka Milo

5

57

Commercial

J.V.

Valencia

TBD

30

Commercial

J.V.

Bakersfield

5,000

 352

 132

 1,200

 TBD

440R/200K s.f.

103

TBD

 75

 9

1C/12R

150

Total Units

 325

  SF Lots

 A&B

Brydeswood

 17

 SF Homes

A&B

Port Allen

4

Condominium

 A&B

Kane Street

20

 Mixed Use

 A&B

Kahului Town Center

180

Commercial

 A&B

Maui Business Park II

1,000

 3

 1,000

 145

13

7

11

25

Acreage

 J.V.

 A&B

 J.V.

 TBD

 A&B

 A&B

 A&B

 J.V.

Structure

Master Community

Condominium

Mixed Use

TBD

 MF Homes

 SF Lots

 Comm/Res.

MF Homes

Asset
Class

Waiawa

Keola La'i

Kukui'ula

Additional Wailea

Wailea MF-7

Wailea MF-19

Wailea MF-11

Kai Malu at Wailea

Status

Entitled

Under construction

Sales Commenced

Targeted Real Estate Investments
Development Pipeline – Earn

Current diversified pipeline strength
valuable in down cycle

Diversified portfolio across geography, asset class

No direct exposure to credit market contagion

Income generation relatively secure

Free cash flow significant

Targeted Real Estate Investments
Project X - Grow

Hawaii projects first

Initial mainland focus in Southern California

Continue to exploit historical areas of strength:

resort and lifestyle communities

secondary, strengthening  markets

Expand joint venture activities

Patience: cyclical opportunities will emerge

Targeted Real Estate Investments
Leasing Portfolio Reinvestment – Earn, Grow & Allocate

Strength of current model

Growing historical/prospective earnings streams

Portfolio expansion through 1031 exchanges

Concentration and asset-class focus possible

Targeted Real Estate Investments
Recycling Assets into Earnings Streams – Grow & Allocate

Target bulk land sales to accelerate capture of
underlying value

Reinvest proceeds to grow commercial portfolio

Targeted Real Estate Investments
Capital Deployment in Strategic Plan - Allocate

New Capital

Recycled Capital

1031 Exchanges

New
Investments
(Project X)

Pipeline
Development

Agribusiness

Sugar/coffee still best use of agricultural lands

Return to historical sugar production levels of 200K
tons annually

Triple specialty sugar capacity to 60K tons

Determine role of energy initiatives in HC&S’ future

2007 Update

Key Takeaways from Strategic Plan

Economic Environments

Inside the Customer Value & Supply Chain

Targeted Real Estate Investment

Leveraging our Financial Strength

Call Agenda

Leveraging Our Financial Strength
Projected Debt

Leveraging Our Financial Strength
Capital Allocation (excluding 1031 Exchanges*)

$1.5 Billion at work:

2/3 allocated to growth
capital, mostly real
estate

Allocation for MIL
acquisitions

Matson vessel
investment cycle
mostly outside of Plan

Excludes $400MM of 1031 exchange capital

Agribusiness

Real Estate

Transportation

Leveraging Our Financial Strength
Free Cash Flow

Core businesses generate significant FCF above
and beyond replacement capital growth, creates
opportunities

Properties capital budget includes large amount of
“quick turn” capital.  Asset base grows more slowly
as cash is recycled

Conclusion

We will create supply chain solutions by leveraging
and expanding our transportation and real estate
businesses

We will accelerate and intensify development
investment, land monetization and income
portfolio expansion

We will leverage our financial strength

We are committed to double digit earnings growth

Q&A

Questions & Answers